UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2019

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The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

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New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $.10 par value per share	FLIC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On May 20, 2019, The First of Long Island Corporation (the “Company”), the parent company of The First National Bank of Long Island (the “Bank”), announced the hiring of Janet T. Verneuille as Executive Vice President and Chief Risk Officer of the Corporation and the Bank effective June 3, 2019.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press release dated May 20, 2019 announcing the hiring of Janet T. Verneuille as Executive Vice President and Chief Risk Officer of the Corporation and the Bank effective June 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation

(Registrant)

By: /s/ William Aprigliano

William Aprigliano

Senior Vice President and

Chief Accounting Officer

Dated:  May  20, 2019

Exhibit 99.1

May 20, 2019	For More Information Contact:
For Immediate Release	Mark D. Curtis, SEVP, CFO and Treasurer
(516) 671-4900, Ext. 7413

THE FIRST OF LONG ISLAND CORPORATION

ANNOUNCES A NEW CHIEF RISK OFFICER

Glen Head, New York, May 20, 2019 (GLOBE NEWSWIRE) – The First of Long Island Corporation (the “Corporation”) (Nasdaq: FLIC), the parent company of The First National Bank of Long Island (the “Bank”), announces the hiring of Janet T. Verneuille as Executive Vice President and Chief Risk Officer of the Corporation and the Bank effective June 3, 2019.

Ms. Verneuille brings more than 30 years of banking experience on Long Island that includes, among other areas, finance, investments, accounting, internal audit, compliance, municipal banking, lending, branches and human resources.  She most recently served as Executive Vice President and Chief Financial Officer of Empire National Bank.  Ms. Verneuille previously served as Director, Executive Vice President and Chief Financial Officer of a national bank in organization after serving fifteen years at Bridgehampton National Bank, ultimately as Executive Vice President and Chief Financial Officer.

The hiring of Ms. Verneuille follows the March 19, 2019 announcement by the Corporation that the current Chief Risk Officer, Christopher Becker, will succeed Michael N. Vittorio as President and Chief Executive Officer after Mr. Vittorio’s retirement on December 31, 2019.

Mr. Becker commented, “I had the pleasure of working with Janet at two prior institutions.  I am confident she will be an excellent Chief Risk Officer and look forward to her joining our team.”

About The First of Long Island Corporation

The First of Long Island Corporation is the bank holding company for The First National Bank of Long Island. The Bank serves the financial needs of privately-owned businesses, professionals, consumers, public bodies and other organizations primarily in Nassau and Suffolk Counties, Long Island, and the boroughs of New York City and currently has fifty-two branches in Nassau and Suffolk Counties, Long Island and the boroughs of Queens, Brooklyn and Manhattan.